UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2022, the Board of Directors (the “Board”) of Broadway Financial Corporation (the “Company”) elected John Driver to the Board, effective May 13, 2022, to fill a vacancy on the Board.  Mr. Driver will serve as a member of the class of directors of the Company whose term expires at the Company’s 2022 annual meeting of stockholders, and his election increases the membership of the Board to nine members.  In connection with Mr. Driver’s election, Mr. Driver has been appointed to the Audit Committee and the Corporate Governance Committee of the Board of the Company and its wholly-owned subsidiary, City First Bank, National Association (the “Bank”), and to the Risk and Compliance Committee of the Bank.

Mr. Driver was nominated by the Company’s Corporate Governance Committee (the “Committee”) after a thorough review of all of the candidates’ backgrounds, relevant experience and professional and personal reputations.  The Committee conducted a formal search for nominees and considered recommendations from Board members and management of the Company.

Mr. Driver will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Amendment No.1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on May 2, 2022.

Item 7.01	Regulation FD Disclosure.

On May 13, 2022, the Company issued a press release announcing Mr. Driver’s appointment to the Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated May 13, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: May 13, 2022	By:	/s/ Brenda J. Battey
Brenda J. Battey
Executive Vice President and
Chief Financial Officer